UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 24, 2004

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

This Form 8-K has 1 page.

ITEM 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

          On August 24, 2004, the Board of Directors of BB&T Corporation (the “Company”) adopted a resolution amending Article III, Section 2 of the Company’s bylaws. The purposes of the amendment are to provide that (1) the retirement date of a director who has reached the mandatory retirement age of 70 shall be the end of the calendar year in which he or she reaches such age and (2) in order to be qualified as a director he or she must own at least 1,000 shares of the common stock of BB&T Corporation, which shares may be acquired over a period of one year from the initial date of election. The amendments were effective upon adoption by the Board.

ITEM 9.01   Financial Statements and Exhibits

(c) Exhibits

     3. Text of Article III, Section 2 of the bylaws of BB&T Corporation, as amended by resolution of the Board of Directors adopted August 24, 2004 (amended language in italics and underscored)

           2. Number, Term and Qualification: The Board shall consist of not less than three nor more than 30 members and the number of members shall be fixed and determined from time to time by resolution of the majority of the full board or by resolution of the shareholders at any meeting thereof, but the number of directors shall not be less than three. The Board of Directors shall be divided into three classes, each class to be as nearly equal in number as possible. At the annual meeting of stockholders in 1984, the directors of one class shall be elected for a term of one year, the directors of the second class shall be elected for a term of two years, and the directors of the third class shall be elected for a term of three years. At each annual meeting of the stockholders after the 1984 annual meeting, the successor of the directors of the class whose terms expire in that year shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire each year. Any director, upon reaching age seventy, shall retire as a director effective as of the end of that calendar year without any further action by the shareholders or the Board of Directors. Each director shall hold office until his death, resignation, retirement, removal, disqualification, or his successor is elected and qualified. If the size of the Board of Directors is increased, the new directors elected in the year of the increase shall be elected to serve for terms of one, two or three years such that the three classes shall remain equal or nearly equal. Directors must possess the qualifications required of directors of National Banks as set forth in the laws of the United States and the regulations and rulings of the regulatory authorities supervising such National Banks, except that each director shall own at least one thousand (1,000) shares of BB&T Corporation Common Stock throughout the full term of the director’s service. These “qualifying shares” may be acquired over a period of one year from the date of the initial election of the director.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Senior Vice President and Corporate Controller
                                                                                (Principal Accounting Officer)

Date:       August 30, 2004